SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K/A

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported) - February 5, 1998

                 UNION NATIONAL FINANCIAL CORPORATION
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)


    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------
State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                     17552-0567
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number including area code: (717) 653-1441
                                                   --------------

                                N/A
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   (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           On February 5, 1998, the Registrant issued a press release, attached at Item 7 as Exhibit 99, announcing a stock repurchase program and the change of the name of its wholly-owned subsidiary to Union National Community Bank.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements and Exhibits.

           Exhibits:
           (a)  Not Applicable.
           (b)  Not Applicable.
           (c)  Exhibits:
           99 Press release of Registrant, dated February 5,1998, announcing a stock repurchase program and wholly-owned subisidary name change.

Item 8.    Change in Fiscal Year.

           Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: February 13, 1998     /s/ William E. Eby
                             ----------------------------------
                             William E. Eby, President &
                             Chief Executive Officer
                             (Principal Executive Officer)



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